Franklin BSP Realty Trust Supplemental Information Third Quarter 2022

Important Information 2 The information herein relates to the Company’s business and financial information as of September 30, 2022 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. See the section entitled “Risk Factors” in our Annual Report on Form 10-K filed February 25, 2022 and in our subsequent filings with the SEC for a discussion of these risks. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include, macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, the extent of any recoveries on delinquent loans, continuing adverse effects from the COVID-19 pandemic on our financial condition, operating results and cash flows, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 3Q 2022 Financial Update 3

FBRT 3Q 2022 Financial Update: Third Quarter 2022 Highlights 4 Earnings ― GAAP Net Income of $35.3 million or $0.34 per fully converted share (1) ― Distributable Earnings (2) of $34.4 million or $0.33 per fully converted share (1) ― Declared a cash dividend of $0.355 per share, representing a yield of 9.0% on book value per share, fully converted (1) or a yield of 10.8% on share price of $13.09 as of 11/4/22 Capitalization ― Book value per share, fully converted is $15.84 vs. $15.81 last quarter (1). Undepreciated book value per share, fully converted is $15.90 (1), (3) ― Net debt to equity is 2.5x; recourse net debt to equity is 0.6x ― 78% of financing sources are non-mark-to-market on our core book ― $1.2 billion of liquidity of which $217 million is cash and $82 million is CLO reinvest available (4) ― Benefit Street Partners L.L.C., our external advisor, completed its $35 million share purchase program on July 8. FBRT started its $65 million repurchase program in the third quarter. As of November 4, 2022, FBRT has repurchased $16.6 million under its plan, bringing total purchases to $51.6 million. $48.4 million remains available under the company’s repurchase program Investments ― Core portfolio: closed $470 million of new loan commitments and funded $433 million of principal balance including future funding on existing loans. Received loan repayments of $335 million for a net core portfolio growth of $99 million in the quarter ― Conduit: sold $94 million of conduit loans in the quarter Portfolio ― Core portfolio of 166 CRE loans and $5.4 billion of principal balance, average size of $32 million. Two loans on non-accrual and two additional assets on the watchlist added in the quarter 1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards. 2. Please see appendix for GAAP net income to Distributable Earnings and Run-Rate Distributable Earnings calculation. 3. Excluding the amounts for accumulated depreciation and amortization of real property of $5.2 million. 4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

FBRT 3Q 2022 Financial Update: QTD Highlights

FRANKLIN BSP REALTY TRUST

Income Statement	
Net interest income / other income	$49.7
Operating expenses [1]	(14.8)
Trading and derivatives gain/(loss) on ARMs	(2.3)
Reversal of provision for credit loss	0.6
Other income/(loss)	2.1
GAAP net income (loss)	**$35.3**
Adjustments to GAAP net income (loss) [2]	(0.8)
Distributable Earnings [2]	**$34.4**
Realized trading and derivatives (gain)/loss on ARMs	(0.2)
Run-Rate Distributable Earnings [2]	**$34.3**
Run-Rate Distributable Earnings per share, fully converted [2],[3]	$0.33
Run-Rate Distributable Earnings return on common equity [2]	8.3%
GAAP net income (loss) per share, fully converted [3]	$0.34
GAAP return on common equity	8.6%
Distributable Earnings per share, fully converted [2],[3]	**$0.33**
Distributable Earnings return on common equity [2]	**8.3%**
Dividend per share	$0.355
Dividend per share yield on book value	9.0%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$5,281.5
Total real estate securities	$327.1
Cash and restricted cash	$262.0
CLO reinvestment available	$82.2
Other assets	$225.4
Total assets	**$6,178.1**

Target net originations required for stabilization	**~$500 - $700**
Target core portfolio at stabilization	**~$5,800 - $6,000**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	3,174.5
Warehouse	699.4
Repo - Securities	337.6
Asset specific financings	77.2
Unsecured Debt	98.7
Total Debt	**$4,387.4**
Preferred Equity [4]	355.5
Common Stock/Retained Earnings [5]	1,321.1
Total equity [4]	1,676.5
Net debt/total equity	**2.46x**
Recourse net debt/total equity	**0.57x**
Book value per share, fully converted [3]	**$15.84**

Note: All numbers in millions except per share and share data.

1. Does not include conduit operating expenses which are reported under Other income / (loss).
2. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings and Run Rate Distributable Earnings.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.
4. Includes $7 million of preferred equity that was scheduled to convert to common equity on 10/19/22, subject to FBRT's right to accelerate the conversion, and $90 million of preferred equity that converts to common equity on 1/19/23, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $258 million of preferred equity represents the E class, which does not convert to common equity.
5. Includes non-controlling interest.

5

FBRT 3Q 2022 Financial Update: Earnings and Distributions 6 Note: All numbers in millions except per share data. 1. Please see appendix for GAAP net income to Distributable Earnings and Run-Rate Distributable Earnings calculation. 2. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards. GAAP Net Income (Loss) ($M)Distributable Earnings ($M) (1) Run-Rate Distributable Earnings (1) $48.2 $40.1 $30.0 $38.5 ($72.9) ($22.5) ($25.7) $35.3 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 $0.275 $0.355 $0.355 $0.355 $0.355 $0.355 Dividend per share $0.57 $0.69 $0.52 $0.39 $0.22 $0.33 Run-Rate Distributable Earnings per share, fully converted (1), (2) 206% 195% 147% 111% 62% 92% Run-Rate Distributable Earnings dividend coverage, fully converted (1),(2) $32.7 $40.0 $34.6 $12.1 $30.7 $34.4 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 $24.8 $34.3

FBRT 3Q 2022 Financial Update: Core Loan Originations 7Note: All numbers in millions. Numbers in charts above represent principal balance. 1. Includes full paydowns, dispositions, partial paydowns and amortization. 3Q 2022 ($M) YTD 2022 ($M) Total Commitment $6,036 $470 Total Commitment $5,907 (1)(1) Total Commitment $4,815 $2,093 Total Commitment $6,036 +$129M Total Commitment +$1.2Bn Total Commitment

FBRT 3Q 2022 Financial Update: Loan Vintage and Maturities 8 Current Maturities ($M) (1) Origination Vintage ($M) (1) Note: All numbers in millions. 1. Excludes the two non-accrual loans. Represents outstanding principal balance as of September 30, 2022, and current contractual maturities excluding extension options. $22 $129 $255 $434 $2,674 $1,670 2017 2018 2019 2020 2021 2022 68% of portfolio has been originated in the last fifteen months (1) $155 $1,847 $2,501 $350 $253 $7 8 4Q22 2023 2024 2025 2026 2027

FBRT 3Q 2022 Financial Update: Capitalization Overview 1. On our core book (excluding repo-securities), 78% of financings are non-mark-to-market. 9 Collateralized Loan Obligations 72% Warehouse 16% Repo - Securities 8% Asset Specific Financings 2% Unsecured Debt 2% Financing Sources (1) FBRT average debt cost including deferred financing costs was 4.2% in 3Q22 vs. 2.9% last quarter Net Leverage $4.4Bn Total Debt 0.57x 2.46x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Leverage Total Leverage

FBRT 3Q 2022 Financial Update: Financing Detail 10 1. Outstanding balance at September 30, 2022 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Commitment for loans. Excludes bond repurchase agreements CLO Name Debt Amount (1) Reinvest End Date Cost of Debt BSPRT 2019-FL5 $263 million Ended L + 1.70% BSPRT 2021-FL6 $585 million 9/15/23 L + 1.42% BSPRT 2021-FL7 $722 million 12/15/23 L + 1.64% BSPRT 2022-FL8 $960 million 2/15/24 S + 1.72% BSPRT 2022-FL9 (2) $671 million 7/15/24 S + 2.80% Total $3,201 million CLO reinvestment available $82 million Repo – Securities (outstanding) $338 million Name Commitment (3) Barclays (Warehouse) $500 million Wells Fargo $500 million JP Morgan $500 million Credit Suisse $600 million Barclays (Secured Revolver) $250 million Security Benefit Life Insurance Company (Unsecured Revolver) $100 million Webster Bank (formerly Sterling National Bank) loan participation $41 million Customers Bank loan participation $13 million Total $2,503 million CLOs Warehouse/Revolver/Other

FBRT 3Q 2022 Financial Update: Liquidity 11 Liquidity ($M) (1) Note: All numbers in millions. 1. Represents cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

Portfolio 12

Portfolio: Core Loan Portfolio Composition 13 Mezzanine 0.3% Senior 99.7% New England 1% Mideast 15% Great Lakes 3% Plains 1% Southeast 40% Southwest 33% Rocky Mountain 1% Far West 4% Various 2% Floating 98% Fixed 2% Portfolio Summary Collateral Summary Collateral by Region Rate Type Portfolio Overview − $5.4 billion total portfolio − 162 senior loans; average size of ~$33 million − 4 mezzanine loans; average size of ~$4 million − Two non-performing loans Multifamily 75% Office 8% Hospitality 9%Retail 3% Industrial 2% Mixed-Use 1% Self-Storage 1% Other 1%

Portfolio: Core Originations in the Quarter 14 Note: All numbers in millions. Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 9/30 LIBOR and SOFR indices. − 8 loans; $470 million total commitment ($360 million of initial funding / $109 million of future funding) − 6.51% weighted average spread; 7.76% all-in coupon. 1.0% and 0.6% weighted average origination and exit fees, respectively By Collateral By Region By State Overview Multifamily 77% Hospitality 14% Industrial 6% Manufactured Housing 3% Southeast 90% Mideast 10% Florida 74% North Carolina 12% District of Columbia 10% Alabama 4%

Portfolio: Core Portfolio - Case Studies: Watch List Loans (Risk Rating 4&5) 15 Investment Brooklyn Hotel Single Tenant Retail Portfolio Office Tower High-Rise Apartment Complex Loan Type Floating Rate Senior Loan Floating Rate Senior Loan Floating Rate Senior Loan Floating Rate Senior Loan Investment Date Q4 2017 Q2 2022 Q3 2018 Q2 2018 Default Date Q2 2019 Q2 2022 Q3 2022 n/a Collateral 147-Key Hotel 24 Freestanding Retail Properties 21-Story Office Tower 426-Unit Apartment Complex Loan Purpose Refinance Refinance Acquisition Acquisition Location Brooklyn, New York Various St. Louis, Missouri Cleveland, Ohio Total Commitment $57 million $113 million $18 million $37 million Principal Amount $57 million $109 million $13 million $37 million Loan Risk Rating 4 5 4 4

Appendix 16

Appendix:
Core Portfolio - FBRT Portfolio Details – Top 15 Loans

	Loan Type	Origination Date	Total Commitment	Principal Balance	Carrying Value	Spread	All-in Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	9/19/22	$235	$235	$234	+ 6.52%	11.83%	4/9/24	Florida	Multifamily	39.7%
Loan 2	Senior Loan	6/1/22	153	127	126	+ 3.95%	7.49%	6/9/27	North Carolina	Multifamily	67.8%
Loan 3 [3]	Senior Loan	4/18/22	113	109	105	+ 4.50%	8.96%	5/9/24	Various	Retail	n/a
Loan 4	Senior Loan	5/26/21	129	96	95	+ 6.50%	10.30%	6/9/26	Florida	Multifamily	—%
Loan 5	Senior Loan	10/8/21	89	89	88	+ 2.75%	6.06%	10/9/26	District of Columbia	Multifamily	50.3%
Loan 6	Senior Loan	2/25/22	86	86	86	+ 3.24%	6.77%	3/9/26	New Jersey	Multifamily	60.0%
Loan 7	Senior Loan	2/24/22	86	86	85	+ 3.15%	6.93%	3/9/27	North Carolina	Multifamily	69.6%
Loan 8	Senior Loan	2/10/22	82	82	82	+ 3.20%	6.62%	2/9/27	Florida	Multifamily	74.5%
Loan 9	Senior Loan	6/1/22	86	81	80	+ 3.95%	7.49%	6/9/27	North Carolina	Multifamily	71.8%
Loan 10	Senior Loan	12/15/21	84	80	80	+ 3.21%	6.50%	1/9/27	North Carolina	Multifamily	76.1%
Loan 11	Senior Loan	12/21/21	79	78	78	+ 3.45%	6.69%	1/9/27	Florida	Multifamily	78.8%
Loan 12	Senior Loan	3/31/21	79	74	74	+ 2.95%	6.29%	4/9/26	Texas	Multifamily	72.6%
Loan 13	Senior Loan	5/18/22	71	71	70	+ 3.80%	7.33%	6/9/27	Georgia	Multifamily	77.9%
Loan 14	Senior Loan	6/14/22	71	69	69	+ 3.45%	7.30%	6/9/27	Georgia	Multifamily	71.6%
Loan 15	Senior Loan	9/20/21	70	67	66	+ 3.25%	6.88%	10/9/26	South Carolina	Multifamily	77.1%
Loans 16 - 166	Senior & Mezz Loans	Various	4,525	3,922	3,909	+ 3.92%	7.58%	Various	Various	Various	68.2%
CECL Reserve					(47)						
Total/Wtd. avg.			**$6,036**	**$5,351**	**$5,281**	**+ 3.99%**	**7.71%**	**3.5 years**			**66.0%**
Average Loan Size			**$36**	**$32**	**$32**						

Note: All numbers in millions.

1. All-in Yield defined as: (1) current spread of the loan plus (2) any applicable index or index floor plus (3) origination and exit fees amortized over the initial maturity date of the loan.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.
3. Loan is on non-accrual status.

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Appendix: Core Portfolio - Risk Ratings 18 Note: Principal balance in millions. Average risk rating was 2.1 for the quarter vs. 2.1 last quarter # of Loans 0 148 14 3 1 +/- vs 2Q’22 - -8 -2 +2 - Principal Balance $- $4,890 $244 $107 $109 Non-Accrual - - - 1 1 0.0% 91.4% 4.6% 2.0% 2.0% 1 2 3 4 5

Appendix: Earnings Sensitivity 19 Note: Reflects illustrative earnings impact of an increase in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. ($0.04) $0.00 $0.07 $0.14 $0.21 $0.28 -0.25% 9/30/22 +0.50% +1.00% +1.50% +2.00% Change in Floating Base Rate Indices Positive earnings correlation to rising rates Sensitivity on Index Rates (Annual EPS Impact) As of 11/4/22: 1M LIBOR: 3.86% 1M SOFR: 3.81% As of 9/30/22 1M LIBOR = 3.14% 1M SOFR = 3.04%

Appendix: Rate Cap Sensitivity 20Note: The above analysis assumes fixed rates loan have rate caps that are always active and do not expire. 1. Loans without rate caps includes loans that previously had rate caps, but have expired as of 9/30/22. 84%; 139 92%; 152 93%; 155 Current (as of 9/30/22) +0.50% +1.00% Change in Floating Base Rate Indices All loans with rate caps are activated at +1.00% and beyond 93% of our loans have a rate cap (average of 2.1% rate cap) of which 84% were activated as of 9/30/22 Percentage and Number of Loans with Rate Caps Activated loans loans loans

Appendix: Core Portfolio – Allowance For Loan Loss 21 Note: All numbers in millions. Allowance for loan loss above includes future funding. Allowance for Loan Loss by Collateral Type – Before Asset-Specific Reserve Allowance for Loan Loss by Collateral Type – Including Asset-Specific Reserve $ millions Allowance for Loan Loss Balance at 6/30/22 - General Reserve $19.2 Provision for Credit Loss - General Reserve 0.2 Allowance for Loan Loss Balance at 9/30/22 - Before Asset-Specific Reserve $19.4 Asset-Specific Reserve at 6/30/22 28.4 Reversal of Provision for Credit Loss - Asset-Specific (0.8) Allowance for Loan Loss Balance at 9/30/22 - Including Asset-Specific Reserve $47.0 Portfolio Principal Balance $5,351 Total Allowance for Loan Loss % of Portfolio 0.9% Retail 60% Multifamily 31% Hospitality 8% Other 1% Multifamily 74% Hospitality 21% Office 2% Retail 2% Other 1%

Appendix:
Segment Reporting Summary

FRANKLIN BSP REALTY TRUST

	Nominal ($000s)	Weighted Average Shares Outstanding, Fully Converted [3]	Earnings Per Share, Fully Converted [3]	Daily Average Common Equity ($000s)	Return on Common Equity
GAAP Net Income (Loss)	$35,258	89,971,458	$0.34	$1,422,040	8.6%
Run-Rate Distributable Earnings [1]	$34,267	89,971,458	$0.33	$1,422,040	8.3%
Distributable Earnings [1]	$34,422	89,971,458	$0.33	$1,422,040	8.3%
GAAP Net Income (Loss):					
Core [2]	38,567	88,431,800	$0.38	1,397,705	9.7%
Securities	(3,309)	1,539,658	nm	24,335	nm
Total	**$35,258**	**89,971,458**	**$0.34**	**$1,422,040**	**8.6%**
Run-Rate Distributable Earnings: [1]					
Core [2]	35,249	88,431,800	$0.34	1,397,705	8.7%
Securities	(982)	1,539,658	nm	24,335	nm
Total	**$34,267**	**89,971,458**	**$0.33**	**$1,422,040**	**8.3%**
Distributable Earnings: [1]					
Core [2]	35,249	88,431,800	$0.34	1,397,705	8.7%
Securities	(827)	1,539,658	nm	24,335	nm
Total	**$34,422**	**89,971,458**	**$0.33**	**$1,422,040**	**8.3%**

Note: All numbers in thousands except share and per share data. "nm" represents not meaningful.

1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings and Run Rate Distributable Earnings.
2. Includes the real estate debt and other real estate investments segment, TRS segment and real estate owned segment. The preferred E dividend is subtracted from the earnings for the earnings per share and return on common equity calculations.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.

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Appendix:
GAAP Net Income to Distributable Earnings Reconciliation

FRANKLIN BSP REALTY TRUST

	4Q'21	1Q'22	2Q'22	3Q'22
GAAP Net Income (Loss)	**(72.9)**	**(22.5)**	**(25.7)**	**35.3**
Adjustments:				
Impairment of Acquired Assets (1)	88.3	-	-	-
CLO Amortization Acceleration/CLO Call (2)	2.7	(1.0)	3.2	(1.2)
Unrealized (Gain)/Loss Reversal (3)	13.2	33.4	19.9	1.1
Incentive Fees (4)	1.8	-	(3.5)	(2.5)
Non-Cash Compensation Expense	-	-	-	0.8
Depreciation & Amortization	1.3	1.3	1.3	1.3
(Reversal of) / Provision for Credit Loss	0.3	(1.0)	32.5	(0.6)
Loan Workout Charges (5)	-	1.9	3.0	0.2
Realized trading and derivatives (gain)/loss on ARMs	13.6	28.0	(5.9)	(0.2)
Run-Rate Distributable Earnings (6)	**48.2**	**40.1**	**24.8**	**34.3**
Realized trading and derivatives gain/(loss) on ARMs	(13.6)	(28.0)	5.9	0.2
Distributable Earnings	**34.6**	**12.1**	**30.7**	**34.4**
Preferred Equity E Class Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Distributable Earnings to Common (7)	**29.7**	**7.3**	**25.9**	**29.6**
Average Equity (8)	1,451.2	1,519.6	1,470.6	1,422.0
GAAP Net Income (Loss) ROE	(21.4%)	(7.2%)	(8.3%)	8.6%
Run-Rate Distributable Earnings ROE	11.9%	9.3%	5.4%	8.3%
Distributable Earnings ROE	8.2%	1.9%	7.0%	8.3%
Fully Converted Weighted Average Shares Outstanding (9)	83,251,034	89,850,478	89,995,323	89,971,458
GAAP Earnings Per Share, Fully Converted (10)	($0.93)	($0.30)	($0.34)	$0.34
Run-Rate Distributable Earnings Per Share, Fully Converted (10)	$0.52	$0.39	$0.22	$0.33
Distributable Earnings Per Share, Fully Converted (10)	$0.36	$0.08	$0.29	$0.33

Note: All numbers in millions except share and per share data.

1. Represents transaction costs associated with the merger with Capstead on October 19, 2021.
2. Adjusted for non-cash CLO amortization acceleration to effectively amortize issuance costs of our CLOs over the expected lifetime of the CLOs. We assume our CLOs will be outstanding for four years and amortized the financing costs over four years in our distributable earnings as compared to effective yield methodology in our GAAP earnings.
3. Adjusted for unrealized gain and loss on commercial mortgage loans, held for sale, measured at fair value, unrealized gain/loss on derivatives and unrealized gain/loss on ARMs securities.
4. Incentive fees that are positive represents incentive fees that were accrued during the quarter, but not paid in cash. Incentive fees that are negative represents incentive fees that were paid in cash in the quarter related to accruals from prior quarters.
5. Represents loan workout expenses incurred, which we deem likely to recover and are non-recurring in nature.
6. Distributable Earnings before trading and derivative gain/loss on residential adjustable-rate mortgage securities ("Run-Rate Distributable Earnings").
7. Distributable Earnings to common is net of preferred equity E class dividend payment.
8. Represents the average of all equity except the preferred equity E class.
9. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.
10. Calculated as GAAP net income less preferred dividend on preferred equity E class or Distributable Earnings to Common divided by fully converted weighted average shares outstanding.

23

Appendix: Book Value Per Share & Shares Outstanding 24 Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents. 1. Fully-converted book value per share reflects full conversion of our series of convertible preferred stock and vesting of our outstanding equity compensation awards. 2. Excluding the amounts for accumulated depreciation and amortization of real property of $5.2 million and $1.3 million as of September 30, 2022 and December 31, 2021, respectively, would result in a fully-converted book value per share of $15.90 and $17.26 as of September 30, 2022 and December 31, 2021, respectively. September 30, 2022 December 31, 2021 Stockholders' equity applicable to convertible common stock $ 1,412,024 $ 1,543,550 Shares: Common stock 82,845,521 43,951,382 Equity compensation awards (restricted stock and restricted stock units) 516,830 14,546 Series C convertible preferred stock 418,880 418,880 Series D convertible preferred stock — 5,370,640 Series F convertible preferred stock — 39,733,299 Series H convertible preferred stock 5,370,640 — Total outstanding 89,151,871 89,488,747 Fully-converted book value per share (1) $ 15.84 $ 17.25 Fully-converted undepreciated book value per share (1) (2) $ 15.90 $ 17.26

25 Appendix: FBRT Income Statement Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Income: Interest income $ 94,131 $ 47,747 $ 239,602 $ 138,969 Less: Interest expense 46,157 11,988 101,444 35,994 Net interest income 47,974 35,759 138,158 102,975 Revenue from real estate owned 2,312 1,015 6,936 2,447 Total income $ 50,286 $ 36,774 $ 145,094 $ 105,422 Expenses: Asset management and subordinated performance fee $ 6,430 $ 8,265 $ 19,776 $ 19,682 Acquisition expenses 362 690 996 1,012 Administrative services expenses 3,001 2,980 9,402 9,532 Professional fees 4,743 2,488 20,138 7,262 Depreciation and amortization 1,295 — 3,886 812 Other expenses 1,424 709 4,849 2,115 Total expenses $ 17,255 $ 15,132 $ 59,047 $ 40,415 Other (income)/loss: Provision/(benefit) for credit losses $ (599) $ (1,613) $ 30,976 $ (5,452) Realized (gain)/loss on extinguishment of debt — — (15) — Realized (gain)/loss on sale of commercial mortgage loans, held for sale (9) (206) (48) (206) Realized (gain)/loss on sale of real estate owned assets, held for sale — (8,698) — (9,810) Realized (gain)/loss on sale of commercial mortgage loans, held for sale, measured at fair value (4,782) (9,061) (4,838) (22,211) Realized (gain)/loss on other real estate investments, measured at fair value — — 33 — Unrealized (gain)/loss on commercial mortgage loans, held for sale, measured at fair value (58) 1,104 3,678 — Unrealized (gain)/loss on other real estate investments, measured at fair value — (1) (4) (27) Trading (gain)/loss 2,744 — 113,717 1,375 Unrealized (gain)/loss on derivatives (1,566) (1,428) 12,824 (374) Realized (gain)/loss on derivatives 1,624 1,902 (57,599) (357) Total other (income)/loss $ (2,646) $ (18,001) $ 98,724 $ (37,062) Income/(loss) before taxes 35,677 39,643 (12,677) 102,069 Provision/(benefit) for income tax 419 1,148 281 3,418 Net income/(loss) $ 35,258 $ 38,495 $ (12,958) $ 98,651 Net income/(loss) applicable to common stock $ 28,359 $ 29,490 $ (47,823) $ 75,905 Basic earnings per share $ 0.34 $ 0.67 $ (0.70) $ 1.72 Diluted earnings per share $ 0.34 $ 0.67 $ (0.70) $ 1.71 Basic weighted average shares outstanding 83,665,250 44,185,241 67,965,397 44,245,733 Diluted weighted average shares outstanding 83,665,250 44,200,564 67,965,397 44,261,470

26 Appendix: FBRT Balance Sheet September 30, 2022 December 31, 2021 ASSETS (Unaudited) Cash and cash equivalents $ 216,985 $ 154,929 Restricted cash 45,013 13,270 Commercial mortgage loans, held for investment, net of allowance of $46,815 and $15,827 as of September 30, 2022 and December 31, 2021, respectively 5,281,458 4,211,061 Commercial mortgage loans, held for sale, measured at fair value 41,342 34,718 Real estate securities, trading, measured at fair value 252,491 4,566,871 Real estate securities, available for sale, measured at fair value, amortized cost of $74,998 as of September 30, 2022 74,625 — Derivative instruments, measured at fair value 3,546 436 Other real estate investments, measured at fair value — 2,074 Receivable for loan repayment (1) 87,356 252,351 Accrued interest receivable 26,287 30,109 Prepaid expenses and other assets 14,383 13,595 Intangible lease asset, net of amortization 46,313 48,472 Real estate owned, net of depreciation 88,322 90,048 Cash collateral receivable from derivative counterparties — 56,767 Total assets $ 6,178,121 $ 9,474,701 LIABILITIES AND STOCKHOLDERS' EQUITY Collateralized loan obligations $ 3,174,530 $ 2,162,190 Repurchase agreements - commercial mortgage loans 699,408 1,019,600 Repurchase agreements - real estate securities 337,613 4,178,784 Mortgage note payable 23,998 23,998 Other financing and loan participation - commercial mortgage loans 53,167 37,903 Unsecured debt 98,670 148,594 Derivative instruments, measured at fair value 12 32,295 Interest payable 8,472 2,692 Distributions payable 36,546 30,346 Accounts payable and accrued expenses 52,731 12,705 Due to affiliates 16,444 17,538 Total liabilities $ 4,501,591 $ 7,666,645 Commitment and contingencies (See Note 10) Redeemable convertible preferred stock: Redeemable convertible preferred stock Series C, $0.01 par value, 20,000 authorized and 1,400 issued and outstanding as of September 30, 2022 and December 31, 2021 $ 6,976 $ 6,971 Redeemable convertible preferred stock Series D, $0.01 par value, none authorized and outstanding as of September 30, 2022, 20,000 authorized and 17,950 issued and outstanding as of December 31, 2021 — 89,684 Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of September 30, 2022, none authorized and outstanding as of December 31, 2021 89,748 — Total redeemable convertible preferred stock $ 96,724 $ 96,655 Equity: Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of September 30, 2022 and December 31, 2021 $ 258,742 $ 258,742 Series F Convertible Preferred stock, $0.01 par value, none authorized or outstanding as of September 30, 2022, and 40,000,000 authorized, 39,733,299 issued and outstanding as of December 31, 2021 — 710,431 Common stock, $0.01 par value, 900,000,000 shares authorized, 83,362,351 and 43,965,928 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively 830 441 Additional paid-in capital 1,605,120 903,264 Accumulated other comprehensive income (loss) (373) (62) Accumulated deficit (290,277) (167,179) Total stockholders' equity $ 1,574,042 $ 1,705,637 Non-controlling interest 5,764 5,764 Total equity $ 1,579,806 $ 1,711,401 Total liabilities, redeemable convertible preferred stock and equity $ 6,178,121 $ 9,474,701